Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 7:-	SUBSEQUENT EVENTS

On September 2, 2026, the Company announced the entry into a definitive agreement for the immediate exercise of certain outstanding warrants to purchase up to an aggregate of 1,591,738 ADSs, having an exercise price of $5.00 per ADS, issued in March 2026, at a reduced exercise price of $2.50 per ADS.

In consideration for the immediate exercise of the warrants for cash, the Company will issue new unregistered warrants to purchase up to 3,183,476 ADSs. The new warrants will have an exercise price of $2.50 per ADS, will be immediately exercisable until the twenty-four month anniversary of the effective date of the Resale Registration Statement.

The gross proceeds from the exercise of the warrants were approximately $4,000, prior to deducting placement agent fees and offering expenses.